TERMINATION OF STOCK OPTION AGREEMENT

THIS AGREEMENT is entered into and made effective as of _____________________________, 2016.

BETWEEN:

THE ALKALINE WATER COMPANY INC., a company incorporated pursuant to the laws of the State of Nevada, with an office at 7730 E. Greenway Road, Suite 203, Scottsdale, Arizona, 85260

(the “Company”)

AND:

<>, a <>

(the “Optionee”)

WHEREAS:

A.           The Company granted <> stock options (the “Options”) to the Optionee pursuant to the terms of a stock option agreement dated <> (the “Stock Option Agreement”);

B.           The Company proposes to grant <> stock options (the “New Options”) to the Optionee pursuant to the terms of a stock option agreement dated <>, 2017;

C.           In consideration for granting the New Options to the Optionee, the parties wish to terminate the Stock Option Agreement and cancel the Options, with such termination and cancellation to be effective immediately (collectively, the “Termination”), on the terms and conditions set out herein.

NOW THEREFORE in consideration of the sum of ten dollars ($10.00), and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Parties do hereby covenant and agree as follows:

1.	The Stock Option Agreement is hereby terminated as of <>, 2017, and is of no further force or effect.

2.	The Options are hereby cancelled immediately.

3.

The parties will execute and deliver all such further documents, do or cause to be done all such further acts and things, and give all such further assurances as may be necessary to give full effect to the provisions and intent of this Agreement.

4.	There are no representations, warranties, collateral agreements, or conditions with respect to the subject matter of this Agreement except as herein specified.

5.	This Agreement will enure to the benefit of and be binding upon the Parties and their respective heirs, executors, administrators, successors, and assigns.

6.

This Agreement may be executed in counterpart and such counterparts together will constitute a single instrument. Delivery of an executed counterpart of this Agreement by electronic means, including by facsimile transmission or by electronic delivery in portable document format (“.pdf”), will be equally effective as delivery of a manually executed counterpart hereof. The Parties acknowledge and agree that in any legal proceedings between them respecting or in any way relating to this Agreement, each waives the right to raise any defense based on the execution hereof in counterparts or the delivery of such executed counterparts by electronic means.

IN WITNESS WHEREOF the Parties have executed this Agreement as of the date first written above.

THE ALKALINE WATER COMPANY INC.

Per: _____________________________________
Authorized Signatory

SIGNED by <> in the presence of:	)
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Signature of Witness	)
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Name of Witness	)
	)	<>
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Address of Witness	)
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Address of Witness	)
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Occupation of Witness	)
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OR

<>

Per: _____________________________________
Authorized Signatory